UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2017
_______________________________
THE WESTERN UNION COMPANY
(Exact name of registrant as specified in its charter)
_______________________________

Delaware	001-32903	20-4531180
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12500 East Belford Avenue
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

(866) 405-5012
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 22, 2017, The Western Union Company (the “Company”) completed the offering and sale of $250,000,000 aggregate principal amount of its Floating Rate Notes due 2019 (the “Floating Rate Notes”) and $100,000,000 aggregate principal amount of its 3.600% Notes due 2022 (the “New 2022 Notes” and, together with the Floating Rate Notes, the “Notes”) pursuant to an Underwriting Agreement, dated August 15, 2017 (the “Underwriting Agreement”), entered into by the Company with Citigroup Global Markets Inc. and U.S. Bancorp Investments, Inc., as Representatives of the several Underwriters named therein, with respect to the offering and sale of the Notes by the Company. The New 2022 Notes have the same terms as, and form a single series of debt securities with, the 3.600% Notes due 2022 that the Company issued on March 15, 2017 in an aggregate principal amount of $400,000,000. The Notes were issued under the Company’s Registration Statement on Form S-3 (Registration No. 333-213943), and pursuant to the Indenture, dated as of November 17, 2006, between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture dated as of September 6, 2007 between the Company and the Trustee. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The forms of Floating Rate Note and New 2022 Note are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

In connection with the issuance of the Notes, Sidley Austin LLP provided the Company with the legal opinion attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number	Description of Exhibit
1.1	Underwriting Agreement, dated as of August 15, 2017, by and among the Company, Citigroup Global Markets Inc. and U.S. Bancorp Investments, Inc., as Representatives of the several Underwriters named therein, relating to the Notes.
4.1	Form of Floating Rate Note due 2019.
4.2	Form of 3.600% Note due 2022.
5.1	Opinion of Sidley Austin LLP relating to the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2017	THE WESTERN UNION COMPANY

	By:	/s/ DARREN A. DRAGOVICH
	Name:	Darren A. Dragovich
	Title:	Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
1.1	Underwriting Agreement, dated as of August 15, 2017, by and among the Company, Citigroup Global Markets Inc. and U.S. Bancorp Investments, Inc., as Representatives of the several Underwriters named therein, relating to the Notes.
4.1	Form of Floating Rate Note due 2019.
4.2	Form of 3.600% Note due 2022.
5.1	Opinion of Sidley Austin LLP relating to the Notes.